UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 30, 2006

                       Alternative Loan Trust 2006-13T1
                       --------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-06

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

             Delaware                                87-0698307
----------------------------------      ------------------------------------
   (State or Other Jurisdiction                   (I.R.S. Employer
of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                  91302
---------------------                                ---------
(Address of Principal                                (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------
================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events

Item 8.01      Other Events.

On March 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-13T1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On March 16, 2006 and March 22, 2006, The Bank of New York, not in its individual capacity but solely as trustee for Alternative Loan Trust 2006-13T1 (the "Trustee"), entered into three interest rate Corridor Contracts ("Corridor Contracts"), each as evidenced by a Confirmation between the Trustee and Bank of America, N.A. (collectively, the "Confirmations"). The Confirmations are annexed hereto as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively.

On March 27, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of March 27, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Bank of America, N.A., as counterparty (the "Counterparty"). The
Item 1115 Agreement is annexed hereto as Exhibit 99.5.


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


Section 9      Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

         Not applicable.

(b)    Pro forma financial information.

         Not applicable.

(c)    Shell Company Transactions.

(d)    Exhibits.

Exhibit No.   Description

   99.1 The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Confirmation, dated as of March 16, 2006, between the Counterparty and the Trustee.

   99.3 The Confirmation, dated as of March 22, 2006, between the Counterparty and the Trustee.

   99.4 The Confirmation, dated as of March 22, 2006, between the Counterparty and the Trustee.

   99.5 The Item 1115 Agreement, dated as of March 27, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the
              Counterparty.

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


                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                      --------------------------
                                                      Darren Bigby
                                                      Vice President



Dated:  April 14, 2006


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


                                 Exhibit Index



Exhibit

99.1 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Confirmation, dated as of February 16, 2006, between the Counterparty and the Trustee.

99.3 The Confirmation, dated as of March 22, 2006, between the Counterparty and the Trustee.

99.4 The Confirmation, dated as of March 22, 2006, between the Counterparty and the Trustee.

99.5 The Item 1115 Agreement, dated as of March 27, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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